Exhibit (a)(2)

                       CONSENT AND LETTER OF TRANSMITTAL
                      To Tender and Consent in Respect of
                  5.75% Convertible Senior Notes Due 2007 of

                                AIRBORNE, INC.

                      Pursuant to the Offer to Purchase,
          Consent Solicitation Statement and Change of Control Notice

                            Dated October 15, 2003

-------------------------------------------------------------------------------
This Offer (as defined below) will expire at 5:00 p.m. New York City time, on November 17, 2003, unless extended (such date, as the same may be extended, the "Expiration Date"). To receive the Tender Offer Consideration (as defined below), holders of Notes (as defined below) must tender Notes and provide the corresponding Consents (as defined below) in the manner described below on or before the Expiration Date. Airborne's obligation to accept for purchase and to pay for Notes validly tendered and not withdrawn in the Offer and the effectiveness of the Proposed Amendments (as defined below) are conditioned upon, among other things, the receipt of the Requisite Consents (as defined below). The valid tender of Notes will constitute the giving of Consent with respect to such Notes and the valid withdrawal of tendered Notes will constitute the revocation of Consent with respect to such Notes. Holders may not deliver Consents without tendering the related Notes or revoke Consents without withdrawing the related Notes. Notes tendered in the Offer may be withdrawn at any time prior to the Expiration Date.
-------------------------------------------------------------------------------

             The Depositary for the Offer and the Solicitation is:

                     DEUTSCHE BANK TRUST COMPANY AMERICAS

                          Information (800) 735-7777

     By Registered or              Regular Mail &             In Person by
      Certified Mail:            Overnight Courier:            Hand Only:

DB Services Tennessee, Inc. DB Services Tennessee, Inc.   Deutsche Bank Trust
   Reorganization Unit       Corporate Trust & Agency      Company Americas
     P.O. Box 292737       Services Reorganization Unit C/O The Depository Trust
 Nashville, TN 37229-2737    648 Grassmere Park Road      Clearing Corporation
    Fax: (615) 835-3701        Nashville, TN 37211          55 Water Street,
                            Attention: Karl Shepherd           1st floor
                              Confirm by Telephone       Jeanette Park Entrance
                                 (615) 835-3572             New York, NY 10041

          Delivery of this Consent and Letter of Transmittal (this "Consent and Letter of Transmittal") to an address other than as set forth above, or transmission of instructions via a facsimile number other than as listed above, will not constitute a valid delivery. This Consent and Letter of Transmittal and the instructions hereto should be used only to tender the 5.75% Convertible Senior Notes due 2007 (the "Notes") of Airborne, Inc. ("Airborne").

          Holders may not tender their Notes without delivering the related Consents and may not deliver Consents without tendering the related Notes. Notes tendered may be withdrawn at any time prior to the Expiration Date. A valid withdrawal of Notes will render the corresponding Consent defective. A Consent cannot be revoked without a valid withdrawal of the related Notes. Accordingly, a purported revocation of a Consent without a concurrent valid withdrawal of the related Notes will not render the tender of the Notes or the related Consent defective.

          The instructions contained herein and in the Statement (as defined below) should be read carefully before this Consent and Letter of Transmittal is completed.

October 15, 2003

          By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase, Consent Solicitation Statement and Change of Control Notice, dated October 15, 2003 (as the same may be amended from time to time, the "Statement") and this Consent and Letter of Transmittal and instructions hereto, which together relate to (i) Airborne's offer to purchase (the "Offer") for cash, on the terms and subject to the conditions set forth in the Offer, any and all of its outstanding Notes at a price (the "Tender Offer Consideration") equal to $1,080 per $1,000 of the principal amount of the Notes, plus accrued and unpaid interest to, but excluding, the date on which the Notes are accepted for purchase under the Offer (the "Acceptance Date") and (ii) Airborne's solicitation (the "Solicitation") of consents (the "Consents") from holders of the Notes (each, a "Holder") to the adoption of the proposed amendments (the "Proposed Amendments") to (i) the Indenture, dated as of March 25, 2002 (the "Original Indenture"), as supplemented by the First Supplemental Indenture, dated August 15, 2003 (the "First Supplemental Indenture" and together, with the Original Indenture, the "Indenture"), between Airborne, the Guarantors (as defined therein) and The Bank of New York, as trustee, pursuant to which the Notes were issued and (ii) the Registration Rights Agreement, dated as of March 25, 2002 (the "Registration Rights Agreement"), executed by Airborne and the Guarantors for the benefit of the Holders. Airborne is not offering any separate or additional payment from the Tender Offer Consideration for the Consents. Pursuant to the terms of the Indenture and the Registration Rights Agreement, the Proposed Amendments require the receipt of Consents from Holders of at least a majority in aggregate principal amount of the Notes outstanding (the "Requisite Consents"). Airborne's obligation to accept for purchase and to pay for Notes validly tendered and not withdrawn in the Offer is conditioned upon, among other things, the receipt of the Requisite Consents. All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Statement.

          This Consent and Letter of Transmittal or a facsimile thereof and all other documents and instruments required hereby should be mailed or delivered to the Depositary, at the address set forth above. Originals of all documents sent by facsimile should be sent promptly by registered mail, by hand or by overnight courier. Delivery of this Consent and Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.

          Holders who wish to be eligible to receive the Tender Offer Consideration pursuant to the Offer must validly tender their Notes (and thereby give the related Consents to the Proposed Amendments) to the Depositary on or prior to 5:00 p.m., New York City time, on the Expiration Date and not properly withdraw such Notes (and thereby revoke the related Consents).

          The valid tender of Notes will constitute the giving of Consent with respect to such Notes. Holders may not tender their Notes without delivering the related Consents and may not deliver Consents without tendering the related Notes. Notes tendered may be withdrawn at any time prior to the Expiration Date. A valid withdrawal of Notes will render the corresponding Consent defective. A Consent cannot be revoked without a valid withdrawal of the related Notes. Accordingly, a purported revocation of a Consent without a concurrent valid withdrawal of the related Notes will not render the tender of the Notes or the related Consent defective.

          Airborne's obligation to accept for purchase and pay for Notes validly tendered and not withdrawn in the Offer is conditioned upon the receipt of the Requisite Consents and upon the satisfaction or waiver of the other general conditions to the Offer. If the Requisite Consents are not received, or any of the other conditions to the Offer are not satisfied or waived by Airborne, Airborne will not be obligated to accept for purchase or to pay for any Notes and any Notes previously tendered will be returned to the tendering Holders.

          Airborne reserves the right (i) to waive any and all conditions to the Offer, except that the receipt of the Requisite Consents may not be waived, (ii) to extend or terminate the Offer or (iii) to otherwise amend the Offer in any respect.

          This Consent and Letter of Transmittal is to be used by Holders if
(i) Notes and the Consents are to be physically delivered to Deutsche Bank Trust Company Americas as depositary for the Notes tendered in this Offer (the "Depositary") herewith by Holders or (ii) tender of Notes and the Consents is to be made by book-entry transfer to the Depositary's account at The Depositary Trust Company ("DTC") pursuant to the procedures set forth in the Statement under the caption "Procedures for Tendering Notes and Delivering Consents" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Notes, unless an Agent's Message is delivered in connection with such book-entry transfer and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

          Any financial institution that is a participant in DTC may make book-entry delivery of the Notes by causing DTC to transfer such Notes into the Depositary's account in accordance with DTC's procedures for such transfer. However, although delivery of Notes may be effected through book-entry transfer into the Depositary's account at DTC, an Agent's Message in connection with a book-entry transfer and any other required documents must, in any case, be transmitted to and received by the Depositary at one or more of its addresses set forth on the back cover of this Statement on or prior to the Expiration Date. To tender Notes (and thereby deliver Consents) through ATOP, the electronic instructions sent to DTC and transmitted by DTC to the Depositary must contain the character by which the DTC participant acknowledges its receipt of and agrees to be bound by this Consent and Letter of Transmittal. Delivery of documents to DTC does not constitute delivery to the Depositary.

          There are no guaranteed delivery provisions provided for by Airborne in conjunction with the Offer under the terms of this Statement or any other of the offer materials. Holders must tender their Notes in accordance with the procedures set forth in this Consent and Letter of Transmittal and in the Statement under "Procedures for Tendering Notes and Delivering Consents."

          The Offer is not being made to, and tenders of Notes will not be accepted from or on behalf of, Holders in any jurisdiction in which the making or acceptance of the Offer would not be in compliance with the laws of such jurisdiction.

          To properly complete this Consent and Letter of Transmittal, a Holder must:

          o     complete the box entitled "Description of Notes";

          o check one of the boxes relating to the delivery of Notes and complete the box entitled "Method of Delivery";

          o sign this Consent and Letter of Transmittal by completing the box entitled "Please Sign Here";

          o if appropriate, check and complete the boxes relating to the "Special Payment Instructions" and "Special Delivery Instructions"; and

          o     complete the Form W-9.

          Beneficial owners whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Notes pursuant to the Offer (and thereby deliver Consents pursuant to the Solicitation with respect to such Notes).

                                TENDER OF NOTES

                              METHOD OF DELIVERY

          The undersigned has completed, executed and delivered this Consent and Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer. The instructions included with this Consent and Letter of Transmittal must be followed. Your bank or broker can assist you in completing this form. Questions and requests for assistance or for additional copies of the Statement and this Consent and Letter of Transmittal may be directed to the Information Agent. See Instruction 11 below.

[ ]       CHECK HERE IF CERTIFICATES FOR TENDERED NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

          Name of Tendering Institution: ______________________________________
          Account Number with DTC: ____________________________________________
          Transaction Code Number: ____________________________________________

          List below the Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

--------------------------------------------------------------------------------
                           DESCRIPTION OF THE NOTES
--------------------------------------------------------------------------------
      Name(s) and                          Aggregate       Principal Amount(s)
   Address(es) of                          Principal         Tendered and as
 Registered Holder(s)     Certificate      Amount(s)        to which Consents
(Please fill in blank)     Number(s)*    Represented**         are Given***
---------------------- ---------------- --------------- ------------------------

                       ---------------- --------------- ------------------------

                       ---------------- --------------- ------------------------

                       ---------------- --------------- ------------------------

                       ---------------- --------------- ------------------------

---------------------- ---------------- --------------- ------------------------
                       Total Principal   $               $
                       Amount of Notes
---------------------- ---------------- --------------- ------------------------
* Need not be completed by Holders tendering by book-entry transfer (see below).

** Unless otherwise indicated in the column labeled "Principal Amount(s) Tendered and as to which Consents are Given" and subject to the terms and conditions of the Statement, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Notes indicated in the column labeled "Aggregate Principal Amount(s) Represented." See Instruction 3.

*** For a valid tender, Consent must be given for all Notes tendered. Accordingly, Consents will be deemed to be given in respect of all Notes tendered.
--------------------------------------------------------------------------------


The name(s) and address(es) of the registered Holders should be printed if not already printed above, exactly as they appear on the Notes tendered hereby. The aggregate amount of Notes held by the undersigned and the principal amount of Notes that the undersigned wishes to tender should be indicated in the appropriate boxes.

                   Note: Signatures must be provided below.

          Please read this Consent and Letter of Transmittal, including the accompanying instructions, carefully.

Ladies and Gentlemen:

          Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to Airborne the principal amount of Notes indicated above and thereby consents to the Proposed Amendments.

          Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered with this Consent and Letter of Transmittal, the undersigned hereby (i) sells, assigns and transfers to, or upon the order of, Airborne, all right, title and interest in and to the Notes that are being tendered hereby, (ii) waives any and all other rights with respect to the Notes, including any existing or past defaults and their consequences in respect of the Notes and the Indenture under which the Notes were issued, and (iii) releases and discharges Airborne and its affiliates from any and all claims such Holder may have now, or may have in the future, arising out of, or related to, the Notes, including any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes and also consents to the Proposed Amendments. The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of Airborne) with respect to such Notes, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, Airborne, (b) present such Notes for transfer of ownership on the relevant security register, (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes and (d) deliver to Airborne and the Trustee this Consent and Letter of Transmittal as evidence of the undersigned's consent to the Proposed Amendments and as certification that the Requisite Consents have been received, all in accordance with the terms and conditions of the Offer.

          The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent, with respect to the Notes tendered hereby, to the Proposed Amendments. The undersigned understands that any Consent provided hereby shall remain in full force and effect until such Consent is validly revoked in accordance with the procedures set forth in the Statement and this Consent and Letter of Transmittal, which procedures are hereby agreed to be applicable in lieu of any and all other procedures for revocation set forth in the Indenture or the Registration Rights Agreement, which are hereby waived. Under the terms of the Indenture and the Registration Rights Agreement, the Proposed Amendments require the Requisite Consents. Upon receipt of the Requisite Consents, Airborne intends to (i) enter into, and to use its reasonable best efforts to cause the Trustee and any other necessary parties to enter into, a second supplemental indenture (the "Second Supplemental Indenture") to the Indenture and (ii) execute an amendment to the Registration Rights Agreement ("Registration Rights Amendment"), which together provide for the Proposed Amendments. The Second Supplemental Indenture and Registration Rights Amendment will not become operative unless and until Airborne receives the Requisite Consents and accepts the corresponding Notes for purchase pursuant to the Offer.

          Tenders of Notes made prior to the Expiration Date may be properly withdrawn at any time prior to the Expiration Date but not thereafter, unless otherwise required by law. A valid withdrawal of tendered Notes effected prior to the Expiration Date will constitute the concurrent valid revocation of such Holder's related Consent. A Consent cannot be revoked without a valid withdrawal of the related Notes. Accordingly, a purported revocation of a Consent without a concurrent valid withdrawal of the related Notes will not render the tender of the Notes or the related Consent defective. For a withdrawal of Notes to be proper, a Holder must comply fully with the withdrawal procedures set forth below.

          Holders who wish to exercise their right to withdrawal with respect to the Offer must give written notice of withdrawal delivered by mail, hand delivery of facsimile transmission (or an electronic ATOP transmission notice of withdrawal in the case of DTC participants), which notice must be received by the Depositary at one of its addresses set forth on the back cover of this Statement prior to the Expiration Date. In order to be valid, a notice of withdrawal must (i) specify the name of the person who tendered the Notes to be withdrawn, (ii) state the name in which the Notes are registered (or, if tendered by book-entry transfer, the name of the DTC participant whose name appears on the security position listing as the owner of such Notes), if different than that of the person who tendered the Notes to be withdrawn,
(iii) contain the description of the Notes to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Notes (unless such Notes were tendered by book-entry transfer) and the aggregate principal amount represented by such Notes and (iv) be signed by the Holder of such Notes in the same manner as the original signature on the Consent and Letter of Transmittal by which such Notes were tendered (including any required signature guarantees), if any, or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing such Notes and (y) a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such Holder. If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected. Any Notes properly withdrawn will be deemed to be not validly tendered for purposes of the Offer and will constitute the concurrent valid revocation of such Holder's Consent.

          Notes properly withdrawn may thereafter be re-tendered (and Consents thereby re-given) at any time on or prior to the Expiration Date by following the procedures described under "Procedures for Tendering Notes and Delivering Consents" in the Statement.

          All questions as to the form and validity (including time of receipt) of any notice of withdrawal of a tender will be determined by Airborne, in its sole discretion, which determination shall be final and binding. None of Airborne, the Depositary, the Dealer Manager, the Information Agent or any other person will be under any duty to give notification of any defect or irregularity in any notice of withdrawal of a tender or revocation of a Consent or incur any liability for failure to give any such notification.

          The undersigned hereby represents and warrants that the undersigned
(i) owns the Notes tendered hereby and is entitled to tender such Notes and
(ii) has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and to give any Consent contained herein, and that when such Notes are accepted for purchase and payment by Airborne, Airborne will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Airborne to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby to perfect the undersigned's Consent to the Proposed Amendments and to complete the execution of the Second Supplemental Indenture and the Registration Rights Amendment reflecting such Proposed Amendments.

          The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Statement under the caption "Procedures for Tendering Notes and Delivering Consents" and in the instructions hereto and acceptance thereof by Airborne will constitute a binding agreement between the undersigned and Airborne, upon the terms and subject to the conditions of the Offer, including the undersigned's waiver of any existing defaults and their consequences in respect of the Notes, the Indenture and the Registration Rights Agreement.

          For purposes of the Offer, Airborne will be deemed to have accepted for purchase validly tendered Notes (or defectively tendered Notes with respect to which Airborne has waived such defect) if, as and when Airborne gives oral, or written notice thereof to the Depositary.

          Under certain circumstances and subject to certain conditions of the Offer (each of which Airborne may waive) set forth in the Statement, Airborne may not be required to accept for purchase any of the Notes tendered (including any Notes tendered after the Expiration Date). Any Notes not accepted for purchase will be returned promptly to the undersigned at the address set forth above unless otherwise indicated herein under "Special Delivery Instructions" below.

          All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

          The delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary until receipt by the Depositary of this Consent and Letter of Transmittal or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other documents in form satisfactory to Airborne.

          Unless otherwise indicated herein under "Special Issuance Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of the undersigned (and in the case of Notes tendered by book-entry transfer, by credit to the account specified at DTC) and checks constituting payments for Notes be purchased in connection with the Offer and be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase and checks constituting payments for Notes to be purchased in connection with the Offer, be delivered to the undersigned at the address(es) shown above. In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box or both are completed, the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and checks constituting payment for Notes to be purchased in connection with the Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated. The undersigned recognizes that Airborne has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Notes from the name of the registered Holder(s) thereof if Airborne does not accept for purchase any of the principal amount of such Notes so tendered.

_______________________________________________________________________________

                               PLEASE SIGN HERE

   (To Be Completed by All Tendering Holders of Notes Regardless of Whether Notes Are Being Physically Delivered Herewith, Unless an Agent's Message
     Is Delivered In Connection With a Book-Entry Transfer of Such Notes)

          The completion, execution and delivery of this Consent and Letter of Transmittal will be deemed to constitute a Consent to the Proposed Amendments.

          This Consent and Letter of Transmittal must be signed by the registered Holder(s) of Notes exactly as its (their) name(s) appear(s) on the Notes or if tendered by a participant in the DTC, exactly as such participant's name appears on a security position listing as the owner of Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Consent and Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Airborne of such person's authority to so act. See Instruction 4 below.

          If the signature appearing below is not of the registered Holder(s) of the Notes, then the registered Holder(s) must sign a valid proxy.

X         __________________________________________________________________

X         __________________________________________________________________
              (Signature(s) of Holder(s) or Authorized Signatory)

Dated:    __________________________________________, 2003

Name(s):  __________________________________________________________________

____________________________________________________________________________
                                (Please Print)
Capacity: __________________________________________________________________

Address (including zip code): ______________________________________________

          __________________________________________________________________


Area Code and Telephone No.: _______________________________________________

                        PLEASE COMPLETE FORM W-9 HEREIN
            MEDALLION SIGNATURE GUARANTEE (See Instruction 4 below)
       Certain Signatures Must be Guaranteed by an Eligible Institution

          __________________________________________________________________
           (Name of Eligible Institution Guaranteeing Signature(s))

          __________________________________________________________________
              (Address (including zip code) and Telephone Number
                        (including area code) of Firm)

          __________________________________________________________________
                            (Authorized Signature)

          __________________________________________________________________
                                (Printed Name)

          __________________________________________________________________
                                    (Title)
          Dated: _______________________________________, 2003

          Area Code and Telephone No.:  ____________________________________

_______________________________________________________________________________

________________________________________________________

            SPECIAL ISSUANCE INSTRUCTIONS
           (See Instructions 3, 4, 5 and 7)

     To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of, or checks constituting payments for Notes to be purchased are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or issued to an address different from that shown in the box entitled
"Description of the Notes" within this Consent and Letter of Transmittal, or if Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the one designated above.

Issue    [ ]  Notes
         [ ]  Checks
         (check as applicable)

Name(s): _____________________________________________
                       (Please Print)
Address: _____________________________________________
                       (Please Print)

______________________________________________________
                                          (Zip Code)

______________________________________________________
  Taxpayer Identification or Social Security Number
                (See Form W-9 herein)

[ ] Credit unpurchased Notes by book-entry transfer to the DTC account set forth below:

                 (DTC Account Number)

Name of Account Party:
______________________________________________________

           PLEASE COMPLETE FORM W-9 HEREIN

SIGNATURE GUARANTEE (See Instruction 4 below)
Certain Signatures Must be Guaranteed by an Eligible
Institution

______________________________________________________
(Name of Eligible Institution Guaranteeing Signatures)


________________________________________________________
________________________________________________________
________________________________________________________
     (Address (including zip code) and Telephone
        Number (including area code) of Firm)


________________________________________________________
                (Authorized Signature)

________________________________________________________
                    (Printed Name)

________________________________________________________
                       (Title)
Date:  ______________________________________, 2003


________________________________________________________



________________________________________________________

            SPECIAL DELIVERY INSTRUCTIONS
           (See Instructions 3, 4, 5 and 7)

      To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase or checks constituting payments for Notes to be purchased are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or to an address different from that shown in the box entitled
"Description of the Notes" within this Consent and Letter of Transmittal.

Deliver  [ ]  Notes
         [ ]  Checks
         (check as applicable)


Name(s): _____________________________________________
                       (Please Print)
Address: _____________________________________________
                       (Please Print)

______________________________________________________


______________________________________________________
                                         (Zip Code)

______________________________________________________
  Taxpayer Identification or Social Security Number
              (See Form W-9 herein)

                                 INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER AND THE
                                 SOLICITATION

    1. Delivery of this Consent and Letter of Transmittal and Notes or Book-Entry Confirmations. To tender Notes in the Offer (and thereby deliver Consents in the Solicitation), physical delivery of the Notes or a confirmation of any book-entry transfer into the Depositary's account with DTC of Notes tendered electronically, as well as a properly completed and duly executed copy (or facsimile) of this Consent and Letter of Transmittal (or Agent's Message (as defined below) in connection with a book-entry transfer), and any other documents required by this Consent and Letter of Transmittal, must be received by the Depositary at its address set forth herein on or prior to the Expiration Date (and not properly withdrawn).

          The method of delivery of the Notes and Consents and Letters of Transmittal, any required signature guarantees and all other required documents, including delivery through DTC and any acceptance of an Agent's Message transmitted through ATOP, is at the election and risk of the person tendering Notes and delivering Consents and Letters of Transmittal and, except as otherwise provided in the Consent and Letter of Transmittal, delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, it is suggested that the Holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary on or prior to such date. Manually signed facsimile copies of the Consent and Consent and Letter of Transmittal, properly completed and duly executed, will be accepted. Letters of Transmittal and Notes should be sent only to the Depositary; not to Airborne, the Trustee, the Dealer Manager, the Information Agent or DTC.

          The term "Agent's Message" means a message transmitted by DTC to, and receivable by, the Depositary and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC described in such Agent's Message, stating the aggregate principal amount of the Notes that have been tendered by such participant pursuant to the Offer and that such participant has received the Offer and agrees to be bound by the terms of the Offer and that Airborne may enforce such agreement against such participant.

     2. Consent to Proposed Amendments, Revocation of Consents; Withdrawal of Tender. In accordance with the Statement, all properly completed and executed Consent and Letters of Transmittal consenting to the Proposed Amendments that are received by the Depositary (and not withdrawn) on or prior to the Expiration Date will be counted as Consents with respect to the Proposed Amendments.

          Tenders of Notes made prior to the Expiration Date may be properly withdrawn at any time prior to the Expiration Date but not thereafter, unless otherwise required by law. A valid withdrawal of tendered Notes effected prior to the Expiration Date will constitute the concurrent valid revocation of such Holder's related Consent. A Consent cannot be revoked without a valid withdrawal of the related Notes. Accordingly, a purported revocation of a Consent without a concurrent valid withdrawal of the related Notes will not render the tender of the Notes or the related Consent defective. For a withdrawal of Notes to be proper, a Holder must comply fully with the withdrawal procedures set forth below.

          Holders who wish to exercise their right to withdrawal with respect to the Offer must give written notice of withdrawal delivered by mail, hand delivery of facsimile transmission (or an electronic ATOP transmission notice of withdrawal in the case of DTC participants), which notice must be received by the Depositary at one of its addresses set forth on the back cover of this Statement prior to the Expiration Date. In order to be valid, a notice of withdrawal must (i) specify the name of the person who tendered the Notes to be withdrawn, (ii) state the name in which the Notes are registered (or, if tendered by book-entry transfer, the name of the DTC participant whose name appears on the security position listing as the owner of such Notes), if different than that of the person who tendered the Notes to be withdrawn,
(iii) contain the description of the Notes to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Notes (unless such Notes were tendered by book-entry transfer) and the aggregate principal amount represented by such Notes and (iv) be signed by the Holder of such Notes in the same manner as the original signature on the Consent and Letter of Transmittal by which such Notes were tendered (including any required signature guarantees), if any, or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing such Notes and (y) a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such Holder. If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected. Any Notes properly withdrawn will be deemed to be not validly tendered for purposes of the Offer and will constitute the concurrent valid revocation of such Holder's Consent.

          Notes properly withdrawn (and Consents validly revoked) may thereafter be re-tendered (and Consents thereby re-given) at any time on or prior to the Expiration Date by following the procedures described under "Procedures for Tendering Notes and Delivering Consents" in the Statement.

    3. Partial Tenders. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of the Notes" herein. The entire principal amount for all Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered or not accepted for purchase, the principal amount of Notes not tendered or not accepted for purchase will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the tendering Holder unless otherwise provided in the appropriate box on this Consent and Letter of Transmittal (see Instruction 5) promptly after the Notes are accepted for purchase.

    4. Signatures on this Consent and Letter of Transmittal, Bond Powers and Endorsement Guarantee of Signatures. If this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Consent and Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

          If this Consent and Letter of Transmittal is executed by a holder of Notes who is not the registered Holder, then the registered Holder must sign a valid proxy, with the signature of such registered Holder guaranteed by an Eligible Institution.

          If any of the Notes tendered hereby (and with respect to which any Consent is given) are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal. If any tendered Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents as there are different names in which the Notes are held.

          If this Consent and Letter of Transmittal or any Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Airborne of their authority to so act must be submitted with this Consent and Letter of Transmittal.

          Endorsements on Notes, signatures on bond powers and proxies provided in accordance with this Instruction 4 by registered Holders not executing this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution.

          No signature guarantee is required if (i) the Consent and Letter of Transmittal is signed by the registered Holder (which term includes any participant in DTC whose name appears on a security position listing as the owner of the Notes) of the Notes tendered therewith and payment of the Tender Offer Consideration is to be made, or if any Notes for principal amounts not tendered or not accepted for purchase are to be issued, directly to such Holder (or, if tendered by a participant in DTC, any Notes for principal amounts not tendered or not accepted for purchase are to be credited to such participant's account) and neither the "Special Issuance Instructions" box nor the "Special Delivery Instructions" box on the Consent and Letter of Transmittal has been completed or (ii) such Notes are tendered (and Consents thereby delivered) for the account of any institution that is an Eligible Institution (as defined below). In all other cases, all signatures on Consents and Letters of Transmittal and endorsements on certificates, signatures on bond powers and consent proxies (if any) accompanying Notes must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). If the Notes are registered in the name of a person other than the signer of the Consent and Letter of Transmittal or if Notes not accepted for purchase or not tendered are to be returned to a person other than the registered Holder, then the signatures on the Consents and Letters of Transmittal accompanying the tendered Notes must be guaranteed as described above.

    5. Special Issuance and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks constituting payments for Notes to be purchased, are to be issued or sent, if different from the name and address of the registered Holder signing this Consent and Letter of Transmittal. In the case of issuance in a differed name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to the registered Holder of the Notes tendered. Any Holder of Notes tendering by book-entry transfer may request that Notes not tendered or not accepted for purchase be credited to such account at DTC as such Holder may designate under the caption "Special Issuance Instructions." If no such instructions are given, any such Notes not tendered or not accepted for purchase will be returned by crediting the account at DTC designated above. Special issuance instruction will be honored only if any transfer taxes payable in relation thereto are paid by the transferee or transferor and satisfactory evidence of such payment presented to the Depositary.

    6. Taxpayer Identification Number. Each tendering Holder is required to provide the Depositary with the Holder's correct taxpayer identification number ("TIN"), generally the Holder's social security or United States federal employee identification number, on Form W-9, which is provided below, or alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box on Form W-9 if such Holder is subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the form may subject the tendering Holder to 28% United States federal income tax backup withholding on the payments, made to the Holder or other payee with respect to the Offer and the Solicitation. A Holder shall write "applied for" in the space provided in Part I of the form and complete the attached Certificate of Awaiting Taxpayer Identification Number if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. In such case, the Depositary will withhold 28% of all such payments of the Tender Offer Consideration, until a TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. A Holder who writes "applied for" in Part I in lieu of furnishing his or her TIN should furnish his or her TIN as soon as it is received. A tendering Holder that is not a United States person may qualify as an exempt recipient by submitting to the Depositary a properly completed applicable Form W-8 (which the Depositary will provide upon request) signed under penalty of perjury, attesting to that Holder's exempt status.

    7. Transfer Taxes. Airborne will pay transfer taxes applicable to the purchase and transfer of Notes pursuant to the Offer except in the case of deliveries of Notes for principal amounts not tendered or not accepted for purchase that are registered or issued in the name of any person other than the registered Holder of Notes tendered hereby.

          Except as provided in this Instruction 7, it will not be necessary for transfer stamps to be affixed to the Notes listed in this Consent and Letter of Transmittal.

    8. Irregularities. All questions as to the form of all documents and the validity (including time of receipt), eligibility and acceptance of all tenders of Notes (and related delivery of Consents) will be determined by Airborne, in its sole discretion, the determination of which shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. Airborne reserves the absolute right to reject any or all tenders of Notes that are not in proper form or the acceptance of which would, in Airborne's opinion, be unlawful. Airborne also reserves the right to waive any defects, irregularities or conditions of tender as to particular Notes. Airborne's interpretations of the terms and conditions of the Offer (including the instructions in the Consent and Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Notes must be cured within such time as Airborne determines, unless waived by Airborne. Tenders of Notes (and delivery of the related Consents ) shall not be deemed to have been made until all defects and irregularities have been waived by Airborne or cured. None of Airborne, the Dealer Manager, the Depositary, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of Notes, or will incur any liability to Holders for failure to give any such notice.

    9. Waiver of Conditions. Airborne expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Offer in the case of any Notes tendered, in whole or in part, at any time and from time to time.

    10. Mutilated, Lost, Stolen or Destroyed Notes. Any Holder of Notes whose Notes have been mutilated, lost, stolen or destroyed should write to or telephone the Trustee at the address or telephone number set forth in the Statement under the caption "Procedures for Tendering Notes and Delivering Consents -- Lost or Missing Certificates."

    11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Notes and consenting to the Proposed Amendments and requests for assistance or additional copies of the Statement and this Consent and Letter of Transmittal may be directed to, and additional information about the Offer may be obtained from, the Information Agent, whose address and telephone number appear below.

                           IMPORTANT TAX INFORMATION

          Under United States federal income tax laws, a Holder whose tendered Notes are accepted for purchase is required to provide the Depositary (as payer) with such Holder's correct TIN on the Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Notes purchased pursuant to the Offer and the Solicitation may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

          Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should furnish their TIN, write "Exempt" on the face of the Form W-9, and sign, date and return the Form W-9 to the Depositary. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Depositary a statement (generally, an applicable Form W-8), signed under penalties of perjury, attesting to that Holder's foreign status. A Form W-8 can be obtained from the Depositary. See the enclosed Form W-9, which includes additional instructions.

          If backup withholding applies, the Depositary is required to withhold at a specified rate, currently 28%, from any payments made to the Holder or other payee. Backup withholding is not an additional United State federal income tax; rather, the United States federal income tax liability of persons subject to backup withholding is reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided the relevant information is furnished to the Internal Revenue Service.

Purpose of Form W-9

          To prevent backup withholding on payments made with respect to Notes purchased pursuant to the Offer, the Holder is required to provide the Depositary with either (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Form W-9 is correct (or that such Holder is awaiting a TIN), the Holder is a U.S. person (including a U.S. resident alien), and that (A) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

What Number to Give the Depositary

          The Holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered Holder of the Notes. If the Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Form W-9 for additional guidance on which number to report.

Form W-9                      Request for Taxpayer
                    Identification Number and Certification
___________________ _______________________________________ ___________________
_______________________________________________________________________________
                Name

    Print       _______________________________________________________________
                 Business name, if different from above
     or
                _______________________________________________________________
    type        Check appropriate box: [ ] Individual/Sole proprietor
                [ ] Exempt from back-up withholding
    See         [ ] Corporation [ ] Partnership
                [ ] Other >.......
  Specific      _______________________________________________________________
                Address (number, street, and apt. or suite no.)
 Information
                _______________________________________________________________
     on           City, state and ZIP code

   pager 2      _______________________________________________________________
                List account number(s) here (optional)

______________  _______________________________________________________________


_______________________________________________________________________________

Part I           Taxpayer Identification Number (TIN)
_______________________________________________________________________________

_______________________________________________________________________________

                                                      _________________________
Enter your TIN in the appropriate box.  For indivi-
duals, this is your social security number (SSN).     Social security number
However, for a resident alien, sole proprietor, or      |  |  -  | -  |  |  |
disregarded entity, see the Part I instructions       _________________________
below. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN below.

                                                      _________________________
Note: If the account is in more than one name,
see the chart below for guidelines on whose number    Employer identification
to enter.                                             number
                                                        |  |  -  | -  |  |  |
                                                      _________________________

_______________________________________________________________________________

Part II          Certification
_______________________________________________________________________________

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3. I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

_______________________________________________________________________________

Sign       Signature of
Here       U.S. person  >                     Date  >
_______________________________________________________________________________

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. person. Use Form W-9 only if you are a U.S.
person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when purposes. applicable, to:

1.   Certify that the TIN you are giving is correct
(or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee.

Note: If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Foreign person. If you are a foreign person, use the appropriate Form W-8 (see Pub. 515,
Withholding of Tax on Nonresident Aliens and
Foreign Entities).


Nonresident alien who becomes a resident alien.

Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate
U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2.   The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

                                    Page 2
-------------------------------------------------------------------------------


Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under
U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments.
This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay and certain payments from fishing boat operators.
Real estate transactions are not subject to backup withholding.

     You will not be subject to backup withholding on payments you received if you give the requester your correct TIN, make the proper certifications and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the
requester, or

     2. You do not certify your TIN when required
(see the Part II instructions below for details), or

     3. The IRS tells the requester that you
furnished an incorrect TIN, or

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return
(for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

     Certain payees and payments are exempt from backup withholding. See the instructions below.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information.
Willfully falsifying certifications or
affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses
TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your social security card.
However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

     If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line.

Other entities. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

Note: You are requested to check the appropriate box for your status (individuals/sole proprietor, corporation, etc.).

Form W-9                            Page 3
-------------------------------------------------------------------------------


Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the "Exempt from backup withholding": box in the line following the business name, sign and date the form.

     Generally, individuals (including sole
proprietors) are not exempt from backup
withholding. Corporations are exempt from backup withholding for certain payments, such as interests and dividends.

Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

     1. An organization exempt from tax under
section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

     2. The United States or any of its agencies or instrumentalities;

     3. A state, the District of Columbia, a
possession of the United States, or any of their political subdivisions or instrumentalities;

     4. A foreign government or any of its
political subdivisions, agencies, or
instrumentalities; or

     5. An international organization or any of its agencies or instrumentalities.

     Other payees that may be exempt from backup withholding include:

     6. A corporation;

     7. A foreign central bank of issue;

     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

     9. A futures commission merchant registered with the Commodity Futures Trading Commission;

     10. A real estate investment trust;

     11. An entity registered at all times, during the tax year under the Investment Company Act of 1940;

     12. A common trust fund operated by a bank under section 584(a);

     13. A financial institution;

     14. A middleman known in the investment
community as a nominee or custodian; or

     15. A trust exempt from tax under section 664 or described in section 4947.

     The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

---------------------------------------------------------
If the payment is for ...    THEN the payment is exempt
                             for...
---------------------------- ----------------------------
Interest and dividend        All exempt recipients
payments                     except for 9
---------------------------- ----------------------------
Broker transactions          Exempt recipients 1 through
                             13.  Also, a person
                             registered under the
                             Investment Advisers Act of
                             1940 who regularly acts as
                             a broker.
---------------------------- ----------------------------
Barter exchange              Exempt recipients 1 through
transactions and patronage   5
dividends
---------------------------- -----------------------------
Payments over $600           Generally, exempt
required to be reported and  recipients 1 through 7(2)
direct sales over $5,000(1)
----------------------------------------------------------

1 See Form 1099-MISC, Miscellaneous income, and its instructions.

2 However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form
1099-MISC are not exempt from backup withholding:
medical and health care payments, attorney's fees;
and payments for services paid by a Federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN).
Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

     If you are a single-owner LLC that is
disregarded as an entity separate from its owner
(see Limited liability company (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity's EIN.

Note: See the chart for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form
SS-5, Application for a Social Security Card, from your local

Social Security Administration office or get this form on-line at www.sra.gov/online/ss5.html.
You may also get this form by calling 1-800-772-1213.
Use Form W-7, Application for IRS Individual Taxpayer
Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification
Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM
(1-800-829-3676) or from the IRS Web Site at www.irs.gov.

     If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. Note: Writing "Applied
For" means that you have already applied for a TIN or that you intend to apply for one soon. Caution:
A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Form W-9                            Page 4
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Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9.
You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

     For a joint account, only the person whose TIN is shown in Part I should sign (when required).
Exempt recipients, see Exempt from backup withholding.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

     4. Other payments. You must give your correct
TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services
(including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA or Archer MSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.


What Name and Number To Give the Requester

---------------------------- ----------------------------
For this type of account:      Give name and SSN of
---------------------------- ----------------------------

1.   Individual                The Individual

2.   Two or more individuals   The actual owner of
     (joint account)           the account or, if combined
                               funds, the first individual
                               on the account(1)

3.   Custodian account of      The minor(2)
     a minor (Uniform Gift
     to Minors Act)

4.   a. The usual revocable    The grantor-trustee(1);
        savings trust          The actual owner(1)
        (grantor is also
        trustee)

     b. So-called trust
        account that is not
        a legal or valid
        trust under state
        law

5.   Sole proprietorship or    The owner(3)
     single-owner LLC

---------------------------- ----------------------------
For this type of account:      Give name of EIN of:
---------------------------- ----------------------------

6.   Sole proprietorship or    The owner(3)
     single-owner LLC

7.   A valid trust, estate,    Legal entity(4)
     or pension trust

8.   Corporate or LLC          The corporation
     electing corporate
     status on Form 8832

9.   Association, club,        The organization
     religious, charitable,
     educational, or other
     tax-exempt organization

10.  Partnership or            The partnership
     multi-member LLC

11.  A broker or registered    The broker or nominee
     nominee

12.  Account with the          The public entity
     Department of
     Agriculture in the name
     of a public entity
     (such as a state or
     local government,
     school district, or
     prison) that receives
     agricultural program
     payments
---------------------------------------------------------

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.
2  Circle the minor's name and furnish the minor's SSN.
3 You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).
4 List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title)

Note: If no name is circled when more than one name is listed, the number will be considered to the that of the first name listed.

-------------------------------------------------------------------------------
Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the number for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

     You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

-------------------------------------------------------------------------------

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understanding that, notwithstanding the information I provided in Part III of the Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), 28% of all reportable payments made to me will be withheld until I provide a taxpayer identification number. If I fail to provide a taxpayer identification number within 60 days, such amounts will be paid over to the Internal Revenue Service.


---------------------------------------      --------------------------, 2003
               Signature                               Date

-------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION. PLEASE REVIEW THE "INTERNAL REVENUE SERVICE FORM W-9-REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND
         CERTIFICATION" ABOVE FOR ADDITIONAL DETAILS.

         The Information Agent for the Offer and the Solicitation is:

                             D.F. KING & CO., INC.
                                48 Wall Street
                           New York, New York 10005
                       Banks and Brokers, Call Collect:
                                (212) 269-5550
                          All Others Call Toll Free:
                                (888) 887-0082


          The Dealer Manager for the Offer and the Solicitation Agent
                           for the Solicitation is:

                         DEUTSCHE BANK SECURITIES INC.
                          Liability Strategies Group
                                60 Wall Street
                           New York, New York 10005
                          (866) 627-0391 (toll free)
                           (212) 250-7445 (collect)
                             Attention: Jenny Lie